The
Prudential

Long Term
Growth Account

[PHOTO OMITTED]

Annual Report to
Contract Owners

December 31, 1999

                                             [LOGO] Prudential
                                                    The Prudential Insurance
                                                    Company of America
                                                    751 Broad Street
                                                    Newark, NJ 07102-3777

                                                    Pruco Life Insurance Company
                                                    213 Washington Street
                                                    Newark, NJ 07102-2992

================================================================================
THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

LETTER TO CONTRACT OWNERS

--------------------------------------------------------------------------------
Year Ended December 31, 1999
--------------------------------------------------------------------------------

[PHOTO OMITTED]
CHAIRMAN
JOHN R. STRANGFELD

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments."

DEAR CONTRACT OWNER:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A LOOK BACK AT 1999

Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A FIRST GLANCE

The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

KNOW YOUR OWN COMFORT LEVEL

People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments.

REBALANCING YOUR PORTFOLIO

After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

THE VALUE OF PROFESSIONAL GUIDANCE

Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.

Sincerely,


/s/ John R. Strangfeld
John R. Strangfeld
Chairman
VCA-2 Long Term Growth Account                                  January 26, 2000

VCA-2 LONG TERM GROWTH ACCOUNT

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long term growth of capital.

TYPES OF INVESTMENTS

Primarily stocks of a diversified group of major established companies in a variety of industries.

INVESTMENT STYLE

This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made.

Source: Lipper

Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

(1) The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.

(2) The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 21/2% sales charge and the impact of an annual account charge.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(4) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

Performance Summary
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Average Annual Returns through December 31, 1999  1-Year   3-Year   5-Year   10-Year
------------------------------------------------------------------------------------
Long Term Growth Account(1)                        1.21%    8.75%   16.04%   14.26%
------------------------------------------------------------------------------------
Long Term Growth Account(2)                       -2.45%    6.71%   14.32%   12.84%
------------------------------------------------------------------------------------
Lipper (VIP) Multi-Cap Value Funds Average         7.75%   13.60%   18.45%   13.27%
------------------------------------------------------------------------------------
S&P 500                                           21.03%   27.56%   28.54%   18.19%
------------------------------------------------------------------------------------

VCA-2 Long Term Growth Account inception date: 7/1/68.

Your account returned 1.21% in 1999, while the Lipper Multi-Cap Value Fund Average gained 7.75%. Although value stocks moved up sharply in the second quarter of the year 2000, stock market performance over the full year was tightly focused in technology growth stocks. Your account's strict value orientation through most of the year hurt its return, as the Account had substantially less invested in technology stocks than its benchmark. Moreover, the inexpensive technology stocks it did own didn't keep up with the sector average. Its consumer cyclicals, industrials, and financials also underperformed, while it benefited from the superior performance of its holdings in the consumer growth, energy, and utility sectors.

Performance Review
--------------------------------------------------------------------------------

A SPLIT MARKET. Technology stocks make up 30% of the S&P 500 Index, and their 75% gain for the year drove the Index return, while several other sectors, including health care and utilities, had negative average returns. The narrow market focus on technology and telecommunications rewarded growth investors, while punishing strict value managers. Although the Account substantially increased its technology holdings in the fourth quarter, its return for the year trailed.

INDUSTRIALS AND FINANCIALS. Two of the Account's largest focuses over the year were industrials and financials, but in the fourth quarter we reduced the emphasis on industrials. Overall, our holdings in these sectors did not perform well.

CONSUMER GROWTH. Our consumer growth stocks had superior performance, particularly MediaOne, our largest holding at year-end. The third largest cable operator in the United States, it is being acquired by AT&T.

ENERGY. Our energy holdings benefited from rising oil prices and strong demand driven by global economic growth. Our shares in Kerr McGee, an oil exploration company, made a particularly substantial contribution to our return.

Strategy Session
--------------------------------------------------------------------------------

WE ARE GIVING GREATER WEIGHT TO GROWTH POTENTIAL. During the fourth quarter, a new team of portfolio managers, Phil Schettewi and David Kiefer, took over management of the Account. They will continue to manage it in a value style, but they will give greater consideration to a company's capacity for long-term earnings growth. Nonetheless, they expect the Account to benefit from a rebound in value stocks when today's huge disparities in measures of relative value move toward their historical averages.

BASIC MATERIALS HAVE FURTHER TO GO. Our largest focus currently is on basic materials stocks. Despite recent gains, they still are attractively priced, while the strongly growing world economy is increasing demand for industrial commodities. We will be looking to take profits as these stocks move up.

ENERGY SUPPLY/DEMAND IMBALANCE. While OPEC has a new-found production discipline, demand for energy commodities is rising as Asian, European, and Latin American countries join the United States in strong economic growth.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS DAVID A. KIEFER AND PHILLIP J. SCHETTEWI

[PHOTO OMITTED]

"We are changing the management style of the Account somewhat. It will still be a value style, which has an excellent long-term history, but it will not be so tightly focused on the price of a share. We will take into account a company's historical earnings growth rate and its potential for further growth as well. As the market swings from favoring one investment style to another, these changes should reduce the volatility of the Account's return. The recent advantage of growth investing produced unprecedented differences in value. Whereas we do not believe such disparities can be sustained, we are reducing our dependence upon their being corrected in the short term."

Portfolio Composition
------------------------------------
Consumer Cyclical               6.9%
------------------------------------
Consumer Growth & Stable       24.3%
------------------------------------
Technology                     17.6%
------------------------------------
Industrial                     17.6%
------------------------------------
Energy                          3.7%
------------------------------------
Finace                         19.1%
------------------------------------
Utilities                      10.8%
------------------------------------

Source: Prudential. Holdings are subject to change.

Top Ten Holdings

------------------------------------
Georgia Pacific Corp.           2.8%
------------------------------------
MediaOne Group, Inc.            2.6%
------------------------------------
Eastman Kodak Co.               2.5%
------------------------------------
XL Capital Ltd.                 2.4%
------------------------------------
Tenet Healthcare                2.4%
------------------------------------
ALLTEL Corp.                    2.3%
------------------------------------
Loral Space Communication       2.2%
------------------------------------
Columbia/HCA Healthcare Corp.   2.0%
------------------------------------
Citigroup Inc.                  1.9%
------------------------------------
Seagate Technology Inc.         1.9%
------------------------------------

Source: Prudential. Holdings are subject to change.

                         FINANCIAL HIGHLIGHTS FOR VCA-2
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)

                                                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ....................................   $    .4596      $    .3414      $    .2633      $    .2056      $    .2000
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee ......................       (.0316)         (.0325)         (.0284)         (.0215)         (.0170)
  For assuming mortality and expense risks ...........       (.0948)         (.0974)         (.0850)         (.0646)         (.0511)
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ................................        .3332           .2115           .1499           .1195           .1319
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
  Net realized gain on investments ...................       1.3723          3.1604          4.7245          2.3368          1.5228
  Net change in unrealized appreciation
  (depreciation) of investments ......................      (1.4043)        (4.3161)         1.3843          1.7558          1.7641
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION UNIT VALUE ...        .3012         (0.9442)         6.2587          4.2204          3.4105
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
  Beginning of year ..................................      24.9386         25.8828         19.6241         15.4037         11.9932
  End of year ........................................   $  25.2398      $  24.9386      $  25.8828      $  19.6241      $  15.4037
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
  AVERAGE NET ASSETS** ...............................          .50%            .50%            .50%            .50%            .50%
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS** ...............................         1.33%            .81%            .70%            .69%            .96%
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..............................           81%             43%             47%             53%             42%
------------------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
  for Participants at end of year
  (000 omitted) ......................................       20,424          26,278          28,643          30,548          31,600
------------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.

**These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999


LONG-TERM                                                                VALUE
INVESTMENTS - 98.5%                                      SHARES        [NOTE 2A]
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE/DEFENSE - 4.0%
Lockheed Martin Corp.                                    444,300       9,719,063
Loral Space Communication                                492,900      11,983,631
                                                                      ----------
                                                                      21,702,694
--------------------------------------------------------------------------------
APPAREL - 0.2%
Liz Claiborne, Inc.                                       27,400       1,030,925
--------------------------------------------------------------------------------
AUTOS & TRUCKS - 2.2%
General Motors Corp.                                     116,400       8,460,825
Tower Automotive, Inc. (a)                               218,900       3,379,269
                                                                      ----------
                                                                      11,840,094
--------------------------------------------------------------------------------
CHEMICALS - 4.8%
Agrium, Inc.                                             234,200       1,844,325
CK Witco Corp.                                           400,100       5,351,338
Cytec Industries, Inc. (a)                               429,900       9,941,438
French Fragrances, Inc. (a)                               73,000         469,938
Praxair, Inc.                                            172,500       8,678,906
                                                                      ----------
                                                                      26,285,945
--------------------------------------------------------------------------------
COMPUTER - 3.4%
Compaq Computer Corp.                                    349,800       9,466,463
Hewlett Packard Co.                                       78,300       8,921,306
                                                                      ----------
                                                                      18,387,769
--------------------------------------------------------------------------------
COMPUTER RELATED - 6.0%
Computer Association
  International                                          125,000       8,742,188
Electronic Data Systems Corp.                             81,300       5,442,019
Seagate Technology, Inc. (a)                             217,600      10,132,000
3COM Corp.                                               174,700       8,210,900
                                                                      ----------
                                                                      32,527,107
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.8%
Convergys Corp.                                          308,700       9,492,525
Reynolds & Reynolds Co.
  (Class 'A' Stock)                                      362,100       8,147,250
Service Corp. International                              125,500         870,656
Unisys Corp.                                             246,200       7,863,013
                                                                      ----------
                                                                      26,373,444
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
Belden, Inc.                                              93,700       1,967,700
Hussmann International, Inc.                             233,850       3,522,366
                                                                      ----------
                                                                       5,490,066
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.6%
Arrow Electronics, Inc. (a)                               68,300       1,733,113
Avnet, Inc.                                               28,800       1,742,400
                                                                      ----------
                                                                       3,475,513
--------------------------------------------------------------------------------
COMMON STOCK                                                             VALUE
INVESTMENTS                                              SHARES        [NOTE 2A]
--------------------------------------------------------------------------------
ELECTRONICS - 4.5%
Micron Technology                                         65,000       5,053,750
National Semiconductor Corp. (a)                         142,170       6,086,653
Peco Energy Co.                                          241,900       8,406,025
SCI System Inc.                                           63,000       5,177,813
                                                                      ----------
                                                                      24,724,241
--------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 5.1%
Coastal Corp.                                            236,000       8,363,250
Devon Energy Corp.                                       147,600       4,852,350
Kerr McGee Corp.                                         109,999       6,819,938
Royal Dutch Petroleum Co.                                133,000       8,038,188
                                                                      ----------
                                                                      28,073,726
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.4%
Citigroup, Inc.                                          188,248      10,459,530
Financial Security Assurance
  Holdings Corp.                                          73,000       3,805,125
Household International                                  209,500       7,803,875
Washington Mutual                                        286,300       7,443,800
                                                                      ----------
                                                                      29,512,330
--------------------------------------------------------------------------------
FOODS/BEVERAGES - 2.8%
Diageo PLC SA                                            220,300       7,049,600
Sara Lee Corp.                                           172,500       3,805,781
Suiza Foods Corp. (a)                                    112,200       4,445,925
                                                                      ----------
                                                                      15,301,306
--------------------------------------------------------------------------------
HEALTHCARE - 9.2%
Columbia/HCA Healthcare Corp.                            379,500      11,124,096
Foundation Health Systems (a)
  (Class 'A' Stock)                                      127,000       1,262,063
Mallinckrodt, Inc.                                       157,000       4,994,563
Pacificare Health Systems (a)                             72,800       3,858,400
Tenet Healthcare Corp. (a)                               548,000      12,878,000
United HealthCare Corp.                                  131,900       7,007,188
Wellpoint Health Networks,
  Inc. (Class 'A' Stock) (a)                             141,000       9,297,188
                                                                      ----------
                                                                      50,421,498

--------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Hilton Hotels Corp.                                      352,000       3,388,000
RFS Hotel Investors, Inc.                                 39,100         408,106
                                                                      ----------
                                                                       3,796,106
--------------------------------------------------------------------------------
INSURANCE - 10.7%
Ace Ltd.                                                  57,070         952,356
Berkley (W.R.) Corp.                                     344,200       7,185,175
Conseco, Inc.                                            387,000       6,917,625
Loews Corp.                                              108,500       6,584,594

                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999


COMMON STOCK                                                             VALUE
INVESTMENTS                                             SHARES         [NOTE 2A]
--------------------------------------------------------------------------------
INSURANCE (CONT'D)
Old Republic International Corp.                       287,450         3,916,506
Torchmark Corp.                                        322,700         9,378,469
Travelers Property Casualty
  (Class 'A' Stock)                                    151,600         5,192,300
Trenwick Group, Inc.                                   314,400         5,325,150
XL Capital Ltd.
  (Class 'A' Stock)                                    250,984        13,019,785
                                                                    ------------
                                                                      58,471,960
--------------------------------------------------------------------------------
LEISURE - 0.1%
Brunswick Corp.                                         32,500           723,125
--------------------------------------------------------------------------------
MACHINERY - 1.2%
Applied Power Co.
  (Class 'A' Stock)                                     87,500         3,215,625
Columbus McKinnon Corp.                                 18,300           185,288
Hardinge, Inc.                                         225,250         2,942,328
                                                                    ------------
                                                                       6,343,241
--------------------------------------------------------------------------------
MEDIA - 3.1%
Belo (A.H.) Corp.
  (Class 'A' Stock)                                    119,900         2,285,594
MediaOne Group, Inc. (a)                               187,600        14,410,025
Young Broadcasting Corp. (a)
  (Class 'A' Stock)                                      1,200            61,200
                                                                    ------------
                                                                      16,756,819
--------------------------------------------------------------------------------
METALS - 3.3%
Alcoa, Inc.                                            115,700         9,603,100
Broken Hill Proprietary
  Company Ltd.                                         204,000         5,418,750
The Carbide/Graphite Group (a)                         465,100         3,023,150
                                                                    ------------
                                                                      18,045,000
--------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 0.5%
Varian Medical Systems, Inc.                            93,600         2,790,450
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 2.4%
Harris Corp.                                           227,800         6,079,413
Xerox Corp.                                            321,500         7,294,031
                                                                    ------------
                                                                      13,373,444
--------------------------------------------------------------------------------
PAPER PRODUCTS - 3.5%
Georgia Pacific Corp.
  (GP Group)                                           244,600        12,413,450
Georgia Pacific Corp.
  (Timber Group)                                       117,800         2,900,825
Mead Corp.                                              89,900         3,905,031
                                                                    ------------
                                                                      19,219,306
--------------------------------------------------------------------------------
PHOTOGRAPHY - 2.5%
Eastman Kodak Co.                                      204,300        13,534,875
--------------------------------------------------------------------------------
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.                     186,700         4,527,475
--------------------------------------------------------------------------------
REGIONAL BANKS - 2.6%
Bank One Corp.                                         296,977         9,521,825
PNC Bank Corp.                                         104,700         4,659,150
                                                                    ------------
                                                                      14,180,975
--------------------------------------------------------------------------------
RESTAURANTS - 2.1%
CKE Restaurants, Inc.                                  214,300         1,259,013
Darden Restaurants, Inc.                               558,100        10,115,563
                                                                    ------------
                                                                      11,374,576
--------------------------------------------------------------------------------
RETAIL - 4.5%
Dillards, Inc.
  (Class 'A' Stock)                                    255,500         5,157,906
Federated Department Stores                            164,500         8,317,531
Limited, Inc.                                          117,299         5,080,513
Payless Shoesource (a)                                  32,400         1,522,800
Toys R Us, Inc.                                        307,000         4,393,938
                                                                    ------------
                                                                      24,472,688
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
ALLTEL Corp.                                           154,372        12,764,635
GTE Corp.                                              115,000         8,114,688
SBC Communications, Inc.                               117,100         5,708,625
                                                                    ------------
                                                                      26,587,948
--------------------------------------------------------------------------------
TOBACCO 1.1%
Philip Morris Co.                                      246,200         5,708,763
--------------------------------------------------------------------------------
UTILITY - ELECTRIC 0.5%
Niagara Mohawk Holdings, Inc. (a)                       21,500           299,656
NSTAR                                                   65,200         2,640,600
                                                                    ------------
                                                                       2,940,256
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 98.5%
  (Cost $492,286,199)                                               $537,993,665
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.5%   PRINCIPAL
                                  AMOUNT
                                   (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Bear Stearns & Co., Inc., 2.73%,
  dated 12/31/99, due 1/3/00 in the
  amount of $8,071,835 (cost
  $8,070,000), value of the
  collateral including accrued
  interest - $8,285,186
                                                  $      8,070         8,070,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
  (Cost $500,356,198)                                               $546,063,665
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999

                                                                         VALUE
                                                                       [NOTE 2A]
--------------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS
  Dividends and Interest Receivable                                     896,710
  Receivable for Investments Sold                                     7,195,757
  Payable to Bank                                                        (6,486)
  Payable for Investments Purchased                                  (9,026,676)
  Payable for Pending Capital Transactions                             (645,616)
--------------------------------------------------------------------------------
TOTAL LIABILITIES,
  LESS OTHER ASSETS                                                  (1,586,311)
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                 $ 544,477,354
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
  (other than Annuitants)
   20,424,027 Accumulation Units at an
  Accumulation Unit Value of
  $25.2398                                                        $ 515,497,896
Equity of Annuitants                                                 27,142,430
Equity of Prudential Insurance
  Company of America                                                  1,837,028
                                                                  -------------
                                                                  $ 544,477,354
--------------------------------------------------------------------------------
The following abbreviations are used in portfolio descriptions:
PLC - Public Limited Company
(a) Non-Income Producing Security

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2
                             STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                     DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends (net of $4,916 foreign withholding tax)                                $  8,779,371
  Interest                                                                            2,243,982
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                         11,023,353
-----------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants and Annuitants for Investment Management Services        763,093
  Fees Charged to Participants (other than Annuitants) for Assuming
   Mortality and Expense Risks                                                        2,167,885
-----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                        2,930,978
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                                               8,092,375
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET [NOTE 2B]
  Realized Gain on Investments - Net                                                 38,765,596
  Decrease in Unrealized Appreciation on Investments - Net                          (39,937,856)
-----------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                              (1,172,260)
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  6,920,115
===========================================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------


                                                              DECEMBER 31, 1999    DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------
OPERATIONS
  Investment Income - Net                                       $   8,092,375        $   6,334,477
  Realized Gain on Investments - Net [NOTE 2B]                     38,765,596           93,450,128
  Decrease In Unrealized Appreciation on Investments -
   Net [NOTE 2B]                                                  (39,937,856)        (128,066,902)
-----------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       6,920,115          (28,282,297)
-----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
  Purchase Payments and Transfers In                               36,314,405           25,857,801
  Withdrawals and Transfers Out                                  (182,549,022)         (85,141,729)
  Annual Administration Charges Deducted from
   Participants' Accumulation Accounts                                (23,655)             (26,137)
  Mortality and Expense Risk Charges Deducted
   from Annuitants' Accounts                                         (121,395)             (91,240)
  Variable Annuity Payments                                        (3,689,243)          (4,762,987)
-----------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                            (150,068,910)         (64,164,292)
-----------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                           396,121           (4,176,839)
-----------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (142,752,674)         (96,623,428)
  NET ASSETS
    Beginning of Year                                             687,230,028          783,853,456
-----------------------------------------------------------------------------------------------------------
    End of Year                                                 $ 544,477,354        $ 687,230,028
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.


NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITIES VALUATION

        EQUITY SECURITIES

        Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

        FIXED INCOME SECURITIES

        Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

        SHORT-TERM INVESTMENTS

        Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

        B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

        C. TAXES

        The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

        D. EQUITY OF ANNUITANTS

        Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3: CHARGES

        A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to
            Prudential:

                (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

               (ii) A daily charge for Prudential assuming mortality and
                    expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

        B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

        C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 1999, Prudential has advised the Account it has received $6,721 for such charges.

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES

        For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $461,455,965 and $587,808,860 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 5: UNIT TRANSACTIONS

        The number of Accumulation Units issued and redeemed for the years ended December 31, 1999 and December 31, 1998 is as follows:

                                             1999             1998
                 ----------------------------------------------------
                 Units issued              1,408,871        1,824,158
                 ----------------------------------------------------
                 Units redeemed            7,262,232        4,188,962
                 ----------------------------------------------------


NOTE 6: NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase/(decrease) in net assets resulting from surplus transfers represents the net increases/reductions to/from the equity of Prudential from VCA-2.


NOTE 7: RELATED PARTY TRANSACTIONS

        For the year ended December 31, 1999 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $23,040 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.


NOTE 8: PARTICIPANT LOANS

        Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

        For the years ended December 31, 1999 and December 31, 1998, $31,490 and $36,727 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Varaible Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the years ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2000

================================================================================
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2
                                COMMITTEE MEMBERS

JOHN R. STRANGFELD                  W. SCOTT MCDONALD, JR., PH.D.
Chairman,                           Vice President,
The Prudential Variable             Kaludis Consulting Group
Contract Accounts -2

SAUL K. FENSTER, Ph.D.              JOSEPH WEBER, Ph.D.
President,                          Vice President,
New Jersey Institute of Technology  Interclass (international corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:

                                [GRAPHIC OMITTED]
                                  (800)778-2255
                         8 A.M. - MIDNIGHT EASTERN TIME

If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                [GRAPHIC OMITTED]
                                  (888)778-2888
                          8 A.M. - 9 P.M. EASTERN TIME

================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                         ------------
30 Scranton Office Park                                              PRSRT.STD.
Scranton, PA 18507-1789                                             U.S. POSTAGE
(800) 458-6333                                                          PAID
                                                                      SUMMIT NJ
Address Service Requested                                           Permit # 657
                                                                    ------------

                              Printed in the U.S.A.               MD.RA.005.0100
                               on recycled paper.